SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 23, 2004


                          WILLIS GROUP HOLDINGS LIMITED
               (Exact name of Registrant as specified in Charter)

      BERMUDA                           001-16503               98-0352587
  (Jurisdiction of incorporation       (Commission File        (IRS Employer
  or organization)                     Number)               Identification No.)


                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 7488 8111

                                 Not Applicable
         (Former name or former address, if changed since last report.)






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Item 5.  Other Events

         On April 23, 2004 Willis Group Holdings Limited issued a press release announcing that it has received from the Office of the Attorney General of the State of New York a subpoena seeking information regarding certain compensation agreements between insurance brokers and insurance companies.

Item 7.           Financial Statements and Exhibits

     (c)  The  following  document is filed as an exhibit to this report on Form
          8-K:

     99.1 Press Release dated April 23, 2004 of Willis Group Holdings Limited

                  .

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                             WILLIS GROUP HOLDINGS LIMITED

                             By: /s/ Mary E. Caiazzo
                                 -------------------------
                                 Mary E. Caiazzo
                                 Assistant General Counsel





Dated:  April 23, 2004

                                  EXHIBIT INDEX


Exhibit
Number       Title
------       -----

99.1         Press Release dated April 23, 2004 of Willis Group Holdings Limited